Property and equipment, net	12 Months Ended
Sep. 30, 2025
Property, Plant and Equipment [Abstract]
Property and equipment, net

Note 5 – Property and equipment, net

Property and equipment, net, consist of the following:

	September 30, 2025	September 30, 2024

Properties(1)	$612,213	$—
Automobiles	77,278	49,151
Leasehold improvement	157,403	159,678
Subtotal	846,894	208,829
Less: accumulated depreciation	(128,399)	(81,002)
Property and equipment, net	$718,495	$127,827

(1)

As of September 30, 2025, the Company holds beneficial and underlying legal interests in two apartments, each with approximately 97 square meters, in Chengdu, Sichuan. The real estate ownership certificates for these apartments are currently undergoing application, review and registration procedures with the relevant government authorities. Pursuant to the settlement agreements entered into with a third party real estate developer customer and two employees of the Company, the two employees purchased two apartments from the real estate developer, and the purchase consideration for such apartments was utilized to fully offset the on due accounts receivable associated with the customer’s unpaid project service fees. The employees entered into entrustment agreements with the Company, pursuant to which each employees acknowledges that the Company is the sole owner of the apartments and agrees to hold legal title solely as a nominee, for the exclusive use and benefits of the Company.

Depreciation expense for the fiscal years ended September 30, 2025, 2024 and 2023 amounted to $47,922, $35,896 and $35,740, respectively.